UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/15/2006

NYMEX Holdings, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  333-30332

DE	13-4098266
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One North End Avenue, World Financial Center, New York , NY 10282-1101
(Address of principal executive offices, including zip code)

(212) 299-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

On February 14, 2006, NYMEX Holdings, Inc. (the "Company") issued a notice addressed to its stockholders and members (the "Notice to Members") in which the Company announced that an informational stockholders' forum is scheduled to be held on Thursday, March 2, 2006 at 3:00 p.m. at the Company's headquarters.

The Notice to Members is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1 Notice to Members, dated February 14, 2006

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYMEX Holdings, Inc.

Date: February 15, 2006	By:	/s/ Christopher K. Bowen
Christopher K. Bowen
General Counsel and Chief Administrative Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Notice to Members